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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                             MOLL INDUSTRIES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Moll Industries, Inc., a Delaware corporation (the "Company")
made pursuant to the Prospectus, dated [          ], 1998 (the "Prospectus"), if
certificates for the outstanding 10 1/2% Senior Subordinated Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company, as
exchange agent (the "Exchange Agent") prior to [     ] P.M., New York City time,
on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must
also be received by the Exchange Agent prior to [     ] P.M., New York City
time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        DELIVERY TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

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
                   By Mail:                                By Overnight Courier:
     State Street Bank and Trust Company            State Street Bank and Trust Company
                 P.O. Box 778                             Two International Place
         Boston, Massachusetts 02102                    Boston, Massachusetts 02110
    Attention: Corporate Trust Department          Attention: Corporate Trust Department
                 Kellie Mullen                                 Kellie Mullen

     By Hand: in New York (as Drop Agent)                    By Hand: in Boston
  State Street Bank and Trust Company, N.A.         State Street Bank and Trust Company
           61 Broadway, 15th Floor                        Two International Place
            Corporate Trust Window                     Fourth Floor, Corporate Trust
           New York, New York 10006                     Boston, Massachusetts 02110
                                                   Attention: Corporate Trust Department
                                                               Kellie Mullen
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                             For Information Call:
                                 (617) 664-5587

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                 (617) 664-5290

                     Attention: Corporate Trust Department

                             Confirm by Telephone:
                                 (617) 664-5587

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

 Principal Amount at Maturity of Old Notes Tendered. $----------------------- *

 Certificate Nos. (if available):
 ------------------------------------------------------------------------------


 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 $
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   TOTAL PRINCIPAL AMOUNT AT MATURITY REPRESENTED BY OLD NOTES CERTIFICATE(S)

 If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

 Account Number:
 ------------------------------------------------------------------------------

 -----------------
 * Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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

  X
  -------------------------------------  ---------------------------------------------------

  X
  ---------------------------------------------------- -------------------------------------
    Signature(s) of Owner(s) or Authorized Signatory                  Date
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 Area Code and Telephone Number:

      Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Capacity:
 ------------------------------------------------------------------------------
 Address(es):
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

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
-----------------------------------------------------       -----------------------------------------------------
                    Name of Firm                                            Authorized Signature

-----------------------------------------------------       -----------------------------------------------------
Address                                                     Title

                                                            Name: ---------------------------------------------
-----------------------------------------------------
Zip Code                                                    (Please Type or Print)

Area Code and Tel. No. ---------------------------          Dated: ---------------------------------------------
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NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
       OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED
       LETTER OF TRANSMITTAL.

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